UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 12, 2005



                                   UNOVA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-13279                95-4647021
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               file number)        Identification Number)

                  6001 36th Avenue West                         98203-1264
                   Everett, Washington                          (Zip Code)
                     www.unova.com
                     -------------
(Address of principal executive offices and internet site)

       Registrant's telephone number, including area code: (425) 265-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On September 12, 2005, UNOVA, Inc. (the "Company") issued a press release announcing that it plans to change its name to Intermec, Inc. effective January 1, 2006, and that associated management changes have taken place or will take place. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is attached as part of this report:

Exhibit
Number        Description
------        -----------
99.1          Press release issued by the Company dated September 12, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              UNOVA, INC.



                                  By:          /s/ Janis L. Harwell
                                     -------------------------------------------
                                                   Janis L. Harwell
                                      Senior Vice President and General Counsel

September 12, 2005


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